UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 8, 2006
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street
Chicago, Illinois 60605-1028
(312) 394-4321
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street — 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 8 — Other Events. Item 8.01 Other Events.
Section 9—Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Section 8 — Other Events.
Item 8.01 Other Events.
As previously disclosed, on August 31, 2005 Commonwealth Edison Company (ComEd) filed with the Illinois Commerce Commission (ICC) a proposal seeking approval of new rates, (rate case) to be effective January 2, 2007. The rate case seeks to allocate the costs of supplying electricity and to adjust ComEd’s rates for delivering electricity in ComEd’s service area to reflect ComEd’s rising costs and significant capital investment in the ComEd delivery system. On June 8, 2006, the ICC’s administrative law judges assigned to the rate case issued a Proposed Order. A copy of ComEd’s press release concerning the Proposed Order is attached as Exhibit 99.1 to this Report on Form 8-K. The Proposed Order is available on the ICC’s website, http://eweb.icc.state.il.us/e-docket/. The Docket Number is 05-0597.
The parties to the rate case must file exceptions to the Proposed Order by June 19, 2006, and replies to the exceptions must be filed by June 26, 2006. The ICC’s final order is expected in July 2006.
Attached as Exhibit 99.2 is a table comparing ComEd’s proposal and the proposed order with respect to rate of return, revenue requirement and rate increase, and rate base.
*  *  *  *  *
This combined Form 8-K is being filed separately by ComEd and Exelon Corporation (Exelon) (together, Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
Forward-Looking Statements
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a Registrant include those factors discussed herein, as well as the items discussed in (a) Exelon’s 2005 Annual Report on Form 10-K—ITEM 1A Risk Factors, (b) Exelon’s 2005 Annual Report on Form 10-K—ITEM 8 Financial Statements and Supplementary Data: Exelon—Note 20 and ComEd—Note 17, and (c) other factors discussed in filings with the SEC by ComEd and Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. Neither ComEd nor Exelon undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	ComEd Press Release

99.2	Comparison of Key Financial Measures Related to the Rate Case

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer and Chief Risk Officer

EXELON CORPORATION
/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets, and Chief Financial Officer

June 14, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	ComEd Press Release

99.2	Comparison of Key Financial Measures Related to the Rate Case